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                                                                 Exhibit 23 (c)



                         CONSENT OF Dr. Elliot Sussman

        I hereby consent to the reference to me as a person nominated for election to the Board of Directors of Howtek, Inc. (the "Company") in the proxy statement/prospectus included in the Company's Registration Statement on Form S-4.


May 20, 2002


                                      /s/ Elliot Sussman
                                      ------------------------------------
                                      Dr. Elliot Sussman